Finance Receivables (Schedule of Key Economic Assumptions Used In Measuring the Fair Value of Retained Interests Related to Securitization Transactions, Schedule of 10% and 20% Adverse Changes to Key Economic Assumptions, Schedule Summarizing Certain Cash Flow Received and Paid to SPE For All Securitization) (Details)
In Millions, unless otherwise specified
	12 Months Ended
	Mar. 31, 2010 JPY (¥)	Mar. 31, 2009 JPY (¥)	Mar. 31, 2010 Minimum Range [Member]	Mar. 31, 2010 Maximum Range [Member]
Expected credit losses			1.84%	1.86%
Discount rate			2.00%	3.00%
Annual prepayment rate			3.39%	9.94%
Weighted average residual period (in years)	4.99
SPE - Servicing fees received	¥ 11	¥ 13
SPE - Repurchases of delinquent or ineligible assets	1,606	2,037
SPE - Transferred lease receivables, net of retained interest	8,811	9,143
SPE - Repurchases of terminated securization of assets		10,000
SPE - Payments by terminating revolving securitization of assets	¥ 1,141	¥ 3,608